                                                                   EXHIBIT 10.26

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES, OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA OR ANY OTHER STATE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION BY
SECTION 25110, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE OR SUCH PROVISIONS OF THE CORPORATIONS CODE OF ANY SUCH OTHER STATE. THE RIGHTS OF THE HOLDER OF THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THE TRANSFER OF THIS WARRANT IS SUBJECT TO RESTRICTIONS CONTAINED HEREIN.

                                                       Warrant to Purchase up to
                                                         130,000 Shares of Stock
                                                         (Subject to Adjustment)

                         TRIANGLE PHARMACEUTICALS, INC.

                             STOCK PURCHASE WARRANT

                                  May 21, 1996

     TRIANGLE PHARMACEUTICALS, INC., a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, Burrill & Craves (including any permitted successors and assigns, "HOLDER") is entitled, subject to the terms and conditions set forth below (including, without limitation, the vesting provisions set forth in Section 2 below), to purchase from the Company up to One Hundred Thirty Thousand (130,000) fully paid and nonassessable shares of Series A Preferred Stock of the Company at any time or from time to time before 5:00 PM Eastern Standard Time on the earlier of (i) February 28, 2001, or (ii) the business day immediately preceding the date of the closing of an acquisition of all or substantially all of the Company's outstanding stock or assets by an unrelated entity, by merger or otherwise (the "EXPIRATION DATE"); PROVIDED, HOWEVER, that from and after the effective date of the registration statement for the Company's initial public offering of its equity securities, the securities purchasable by the Holder upon the exercise of this Warrant shall be shares of the Company's Common Stock which shares shall be purchasable by the Holder in the same number that Holder would otherwise have been entitled to purchase had this Warrant remained exercisable for shares of the Company's Series A Preferred Stock. From and after the effective date of the registration statement for the Company's initial public offering of its equity securities, the Holder shall not have any further right pursuant to this Warrant to purchase shares of the Company's Series A Preferred Stock.

     The purchase price per share of the Series A Preferred Stock and/or Common Stock issuable upon exercise of this Warrant shall be $0.75 (the "PURCHASE PRICE"). The Purchase Price and the number and character of such shares of Series A Preferred Stock and/or Common Stock are subject to adjustment as provided in Section 5 below.

     As used herein the following terms shall have the following respective meanings:

     (a) The term "COMMON STOCK" shall mean the Common Stock of the Company, and any other securities or property of the Company or of any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive upon the exercise of this Warrant or the conversion of the Preferred Stock issuable upon the exercise of this Warrant in lieu of or in addition to such Common Stock, or which at any time shall be issuable in exchange for or in replacement of such Common Stock.

     (b) The term "PREFERRED STOCK" shall mean the Series A Preferred Stock of the Company, and any other securities or property of the Company or of any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive upon the exercise of this Warrant in lieu of or in addition to such Series A Preferred Stock, or which at any time shall be issuable in exchange for or in replacement of such Series A Preferred Stock.

     (c) The term "STOCK" shall mean the shares of Preferred Stock or Common Stock of the Company issuable upon the exercise of this Warrant, and any other securities or property of the Company or of any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive on the exercise hereof in lieu of or in addition to such Preferred Stock and/or Common Stock, or which at any time shall be issuable in exchange for or in replacement of such Preferred Stock and/or Common Stock.

     (d) The term "WARRANT SHARES" shall mean the shares of Preferred Stock and/or Common Stock issuable upon the exercise of this Warrant.

     1. INITIAL EXERCISE DATE; EXPIRATION. This Warrant may be exercised by the Holder at any time or from time to time before the Expiration Date solely to purchase the Warrant Shares in which the Holder has acquired a vested interest in accordance with the provisions set forth in Section 2 below. The Holder shall have no right at any time to purchase any Warrant Shares in which the Holder has not acquired a vested interest in accordance with the provisions set forth in Section 2 below.

     2. VESTING OF WARRANT SHARES. The Holder shall acquire a vested interest in the Warrant Shares as follows:

          2.1 MONTHLY VESTING. Unless and until the Company terminates the Engagement Letter between the Company and the Holder dated as of the date hereof (the "Engagement Letter") for cause (as defined in Section 4 of the Engagement Letter), which termination shall also terminate any further vesting by the Holder in the Warrant Shares, beginning on March 1, 1996, and continuing on the first day of each month thereafter through February 1, 1997, the Holder shall acquire a vested interest each month in two thousand five hundred (2,500) Warrant Shares, up to an aggregate maximum of thirty thousand (30,000) Warrant Shares. In the event the Company terminates the Engagement Letter for any reason other than for cause (as defined in Section 4 of the Engagement Letter), all of the remaining thirty thousand (30,000) Warrant Shares, if any, that have not vested pursuant to the preceding sentence of this Section 2.1 shall automatically vest upon such termination.

          2.2 VESTING UPON MINIMUM TERM OF SERVICE. In the event the Holder renders periodic services to the Company pursuant to the Engagement Letter for a period of five (5) years beginning on March 1, 1996, at the end of such five (5) year period the Holder shall acquire a vested interest in an additional one hundred thousand (100,000) Warrant Shares (the "Cliff Warrant Shares"). If the Holder ceases to render services to the Company pursuant to the Engagement Letter at any time prior to the end of such five (5) year period for any reason, including, without limitation, as a result of the Company's termination of the Engagement Letter for any reason or for no reason whatsoever on thirty (30) days prior written notice to the Holder as permitted by the terms of the Engagement Letter, the Holder shall not acquire any vested interest in any of the Cliff Warrant Shares pursuant to this Section 2.2.

          2.3 AUTOMATIC ACCELERATION OF VESTING. Notwithstanding the provisions of Section 2.2 above, the vesting of the Cliff Warrant Shares shall automatically accelerate upon the occurrence of a Major Milestone (as defined below). For purposes of this Section 2.3, the term "Major Milestone" shall mean the consummation by the Company of a strategic collaboration or licensing transaction or series of transactions (a) in which either (i) the Holder has been the procuring cause of the transaction, or (ii) if the Board of Directors of the Company determines (based on the recommendation of the Company's Chief Executive Officer and Chief Operating Officer) in its sole discretion that the Holder, although not the procuring cause of the transaction, has rendered significant services or advice in connection therewith without which such transaction would not have been consummated; and (b) in which alone or in the aggregate the net proceeds received by the Company from such transaction equal or exceed seventy-five million dollars ($75,000,000) in specified license fees, milestones and equity investments (excluding reimbursements and royalties of any type including, but not limited to, earned or minimum royalties).

          2.4 DISCRETIONARY ACCELERATION OF VESTING. Notwithstanding the provisions of Sections 2.2 and 2.3 above, in the event the Company consummates a strategic collaboration or licensing transaction or series of transactions which would qualify as a

Major Milestone, but for the failure of such transaction to meet or exceed the seventy-five million dollar ($75,000,000) threshold specified in Section 2.3 above, the Board of Directors of the Company may (based on the recommendation of the Company's Chief Executive Officer and Chief Operating Officer) in its sole discretion accelerate the vesting of some or all of the Cliff Warrant Shares, in which event the Holder shall acquire a vested interest in such number of the Cliff Warrant Shares as determined by the Board. The Board of Directors of the Company shall determine, in its sole discretion, whether to consummate any such transaction. The provisions of this Section 2.4 are not intended nor shall they grant the Holder any rights to the vesting of any of the Cliff Warrant Shares, which vesting under this Section 2.4 shall occur only when, as and if approved by the Company's Board of Directors.

     3.   METHOD OF EXERCISE; NET ISSUE EXERCISE.

          3.1 EXERCISE OF WARRANT; PARTIAL EXERCISE. This Warrant may be exercised in full or in part by the Holder by surrender of this Warrant, together with the form of subscription attached hereto as EXHIBIT A duly executed by the Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the Purchase Price of the Warrant Shares to be purchased hereunder. For any partial exercise hereof, the Holder shall designate in a subscription in the form of EXHIBIT A attached hereto delivered to the Company the number of Warrant Shares that it wishes to purchase. On any such partial exercise, the Company at its expense shall forthwith issue and deliver to the Holder a new warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of Warrant Shares represented by this Warrant which have not been purchased upon such exercise.

          3.2  NET ISSUE EXERCISE.

               (a) In lieu of exercising this Warrant, the Holder may elect to receive the number of Warrant Shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder of this Warrant the number of Warrant Shares computed using the following formula:

                    X = Y (A - B)
                        ---------
                            A

          Where     X =  The number of Warrant Shares to be issued to Holder;

                    Y = The number of Warrant Shares purchasable under this Warrant;

                    A = The fair market value of one Warrant Share (determined in the manner specified in subsection 3.2(b) below); and

                    B = The Purchase Price (as adjusted to the date of such calculations).

                    (b) For purposes of this Section, the fair market value of the Warrant Shares shall be determined by the Company's Board of Directors in its sole good faith opinion.

          3.3 WHEN EXERCISE EFFECTIVE. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant and any other items necessary for the effective exercise of this Warrant are surrendered to the Company as provided in
Section 3 (such day is referred to herein as the "Exercise Date"), and at such time the person in whose name any certificate for shares of Stock are issuable upon such exercise, as provided in Section 3.4, shall be deemed to be the record holder of such Stock for all purposes.

          3.4 DELIVERY ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct, a certificate or certificates for the number of fully paid and nonassessable full shares of Stock to which the Holder shall be entitled on such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the fair market value of one full share of Stock as determined in accordance with the provisions of subsection 3.2(b) above.

     4. LIMITS ON RIGHTS OF THE HOLDER. The Holder acknowledges and agrees that the following provisions shall apply to the rights of the Holder as a holder of this Warrant:

          4.1  LIMITS ON TRANSFER OF WARRANT.  Except as provided below in this
Section 4.1, the Holder shall have no right to transfer any portion of this Warrant for a period of three (3) years beginning on the date of this Warrant; PROVIDED, HOWEVER, that the foregoing restriction shall not apply to any transfers to the directors and employees of the Holder or to any transfers to trusts for the benefit of such persons (such persons and trusts are referred to herein collectively as the "Permitted Transferees") so long as each Permitted Transferee shall furnish the Company with a written agreement in form satisfactory to the Company to be bound by and comply with all provisions of this Warrant and the Investors' Rights Agreement dated as of the date hereof (the "Investors' Rights Agreement") between the Company and Investor, including, without limitation, the provisions of this Section 4 and Section 6 of this Warrant and Section 2 of the Investors' Rights Agreement. Transfers of this Warrant, including, without limitation, transfers permitted by this Section 4.1, shall not be made in amounts less than twenty thousand (20,000) Warrant Shares (as adjusted pursuant to Section 5 below).

          4.2 COMPANY RIGHT OF FIRST REFUSAL. In the event the Holder desires to transfer all or any portion of this Warrant other than transfers to Permitted Transferees as specifically permitted by Section 4.1 above, the Holder must first comply with the following provisions:

               (a) NOTICE TO THE COMPANY; DETERMINATION OF SALE PRICE. The Holder must deliver a notice in writing by certified mail ("Notice") to the Company stating (1) his bona fide intention to sell or transfer all or a portion of this Warrant, (2) the price, if any, for which he proposes to sell or transfer such portion of this Warrant and (3) the name of the proposed purchaser or transferee. In the event the proposed transfer is partially or completely in exchange for assets other than cash, then such assets shall be deemed to have a cash value in the amount determined by the Company's Board of Directors in its sole good faith opinion, in which case such cash value ascertained by the Board, when added to any cash to be exchanged shall be deemed the price for which the Holder proposes to sell or transfer such portion of this Warrant set forth in the Notice. In the event of a gift, property settlement or other transfer in which the proposed purchaser or transferee is not paying the full price for such portion of this Warrant, the price shall be deemed to be the fair market value of such portion of this Warrant as determined in good faith by the Board of Directors.

               (b) COMPANY RIGHT OF FIRST REFUSAL. The Company shall have an exclusive, irrevocable option (the "Company Option"), at any time within thirty
(30) days of receipt of the Notice, to purchase some or all of the portion of this Warrant to which the Notice refers at the price per share specified in the Notice (as determined in subsection 4.2(a)). The Company shall exercise the Company Option by written notice signed by an officer of the Company and delivered or mailed to the Holder (the "Company Settlement Notice"), which notice shall specify the time, place and date for settlement of such purchase.

               (c) COMPANY SETTLEMENT. Within ten (10) days of receipt of the Company Settlement Notice, the Holder must deliver to the Company this Warrant together with proper assignments in blank of this Warrant with signatures properly guaranteed and with such other documents as may be required by the Company to provide reasonable assurance that each necessary endorsement is genuine and effective, and the Company must thereupon deliver to the Holder full cash payment for the portion of this Warrant being acquired, provided that if the terms of payment set forth in the Notice were other than cash against delivery, the Company shall have the option in its sole discretion to pay for such portion of this Warrant in cash or on the same terms and conditions set forth in such Notice.

               (d) TRANSFER OF WARRANT UPON FAILURE TO EXERCISE OPTION. In the event that less than all of the portion of this Warrant proposed to be transferred by the Holder are acquired by the Company pursuant to the Company Option set forth in this Section 4.2, the Holder may, not later than sixty (60) days following the expiration of the Company Option, conclude a transfer of not less than all of the portion of this Warrant covered by the Notice not acquired by the Company on terms and conditions not more favorable to the transferee than those described in the Notice. Any proposed transfer on terms and conditions more favorable than those described in the Notice, as well as any subsequent proposed transfer of any portion of this Warrant by the Holder, shall again be subject to, and require compliance with, the provisions of this Section 4.2.

     5. ADJUSTMENTS TO STOCK AND PURCHASE PRICE. In the event this Warrant is exercisable for shares of Common Stock of the Company, the following adjustments shall be made to the number and kind of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant and the Purchase Price therefore:

          5.1 DIVIDENDS, DISTRIBUTIONS, STOCK SPLITS OR COMBINATIONS. If the Company shall at any time or from time to time after the date hereof make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of common or preferred stock (as the case may be), then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction: (a) the numerator of which shall be the total number of shares of Common Stock (assuming the conversion of all outstanding securities of the Company that are convertible into Common Stock and the exercise of all options to purchase Common Stock or securities that are convertible into Common Stock) issued and outstanding immediately prior to the time of issuance or the close of business on such record date; and (b) the denominator of which shall be the total number of shares of Common Stock (assuming the conversion of all outstanding securities of the Company that are convertible into Common Stock and the exercise of all options to purchase Common Stock or securities that are convertible into Common Stock) issued and outstanding immediately after the time of issuance or the close of business on such record date. If the Company shall at any time subdivide the outstanding shares of Common Stock, or if the Company shall at any time combine the outstanding shares of Common Stock, then the Purchase Price immediately shall be decreased proportionally (in the case of a subdivision) or increased proportionally (in the case of a combination). Any such adjustment shall become effective at the close of business on the date the subdivision or combination becomes effective.

          5.2 RECLASSIFICATION OR REORGANIZATION. If the Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in Section 5.1 above), then and in each such event the Holder shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, to which a holder of the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change, all subject to further adjustment as provided herein.

          5.3 NOTICE OF ADJUSTMENTS AND RECORD DATES. The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the Purchase Price and the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based. In the event of any taking by the Company of a record of the holders of Common Stock for which this Warrant is then exercisable for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall notify Holder in writing of such record date at least twenty (20) days prior to the date specified therein.

          5.4 NO IMPAIRMENT. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will at all times reserve and keep available a number of its authorized shares of Stock, free from all preemptive rights therein, which will be sufficient to permit the exercise of this Warrant and the conversion of the Preferred Stock issuable upon exercise of this Warrant, and (c) shall take all such action as may be necessary or appropriate in order that all shares of Stock as may be issued pursuant to the exercise of this Warrant and the Common Stock issued upon the conversion of any Preferred Stock issued upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

     6. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. Holder hereby represents and warrants that:

          6.1 AUTHORIZATION. Holder represents that it has full power and authority to enter into this Warrant and that this Warrant constitutes a valid and legally binding obligation of Holder.

          6.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant is issued and sold to Holder in reliance upon Holder's representation to the Company, which by Holder's execution of this Warrant Holder hereby confirms, that this Warrant, the Stock issuable upon exercise hereof and the Common Stock issuable upon conversion of the Preferred Stock issuable upon exercise hereof (collectively, the "Securities") will be acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, Holder further represents that Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

          6.3 RELIANCE UPON HOLDER'S REPRESENTATIONS. Holder understands that this Warrant is not, and any Stock acquired upon the exercise hereof and any Common Stock acquired upon the conversion of any Preferred Stock issued upon exercise hereof at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Warrant and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof or Regulation D promulgated by the Securities and Exchange Commission under the Securities Act, and that the Company's reliance on such exemption is predicated on the Holder's representations set forth herein. Holder realizes that the basis for the exemption may not be present if, notwithstanding such representations, Holder has in mind merely acquiring Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Holder has no such intention.

          6.4 RECEIPT OF INFORMATION. Holder believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Warrant. Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.

          6.5 INVESTMENT EXPERIENCE. Holder represents that it is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant. Holder also represents it has not been organized for the purpose of acquiring the Warrant.

          6.6 ACCREDITED INVESTOR. Holder is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect.

          6.7 RESTRICTED SECURITIES. Holder understands that this Warrant and the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations this Warrant and the Securities may be resold without registration under the Securities Act only in certain limited circumstances. Holder has no need for liquidity of its investment in this Warrant or the Securities. In this connection, Holder represents that it is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          6.8 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of this Warrant (or the Stock issuable upon the exercise hereof or the Common

Stock issuable upon the conversion of the Preferred Stock issuable upon the exercise hereof) unless and until Holder has complied with the provisions of
Section 4 above and:

               (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

               (b) (i) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Warrant (or the Stock issuable upon the exercise hereof or the Common Stock issuable upon the conversion of the Preferred Stock issuable upon the exercise hereof) under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (c) Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer to a Permitted Transferee in accordance with the provisions of
Section 4.1 above.

          6.9 LEGENDS. To the extent applicable, any certificates for the shares of Stock issued upon exercise hereof and the shares of Common Stock issued upon conversion of the Preferred Stock issued upon the exercise hereof shall be endorsed with the legends set forth below, and Holder covenants that, except to the extent such restrictions are waived by the Company, Holder shall not transfer this Warrant or any certificates for the shares of Stock issued upon the exercise hereof or the shares of Common Stock issued upon conversion of the Preferred Stock issued upon the exercise hereof without complying with the restrictions on transfer described in the legends endorsed on this Warrant and such certificates:

               (a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

               (b) THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN A CERTAIN INVESTORS' RIGHTS AGREEMENT. A COPY OF SUCH AGREEMENT MAY BE OBTAINED FROM THE ISSUER.

               (c) Any legend required by the securities laws of any state or other governmental or regulatory agency having authority over the issuance of the shares of Stock issued upon exercise of this Warrant or the shares of Common Stock issued upon conversion of the Preferred Stock issued upon the exercise of this Warrant.

     7. REPLACEMENT OF WARRANT. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

     8. NO RIGHTS OR LIABILITY AS A STOCKHOLDER. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase stock of the Company, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a stockholder of the Company.

     9.   MISCELLANEOUS.

          9.1 TITLES AND SUBTITLES. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

          9.2 NOTICES. Any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given to the party to be notified upon personal delivery by hand or professional courier service, upon delivery by facsimile transmission or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

          9.3 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

          9.4 AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

          9.5 SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          9.6 GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to its conflicts of laws principles.

          9.7 ENTIRE AGREEMENT. This Warrant contains the entire agreement among the Company and the Holder with regard to the subject matter hereof.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          9.8 COUNTERPARTS. This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date:  May 21, 1996                     TRIANGLE PHARMACEUTICALS, INC., a
                                        Delaware corporation



                                        By: /s/ Dr. David Barry
                                           -------------------------------------
                                             Dr. David Barry, Chairman
                                             and Chief Executive Officer


                              Address:  4 University Place
                                        4611 University Drive
                                        Durham, North Carolina 27707
                                        Fax No.:  (919) 493-5925


                                        ACKNOWLEDGED AND AGREED:

                                        BURRILL & CRAVES


                                        By: /s/ Fred Craves
                                           -------------------------------------

                                        Its:  Chairman
                                            ------------------------------------

                              Address:  One Bush Street
                                        San Francisco, California 94104
                                        Fax No.:  (415) 399-4356

                                    EXHIBIT A

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)



To:  TRIANGLE PHARMACEUTICALS, INC.


     The undersigned, the holder of the Warrant attached hereto, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _______________* shares of [Series A Preferred] [Common] Stock of Triangle Pharmaceuticals, Inc., and herewith makes payment of $_______________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _______________________________________, whose address is  _____________________________________________________________.




                                        ---------------------------------------
                                        (Signature must conform in all respects
                                        to name of the Holder as specified on
                                        the face of the Warrant)



                                        ----------------------------------------

                                                       (Print Name)

                                        ----------------------------------------

                                                        (Address)

Dated:
       -------------------


- --------------------

* Insert here the number of shares as to which the Warrant is being exercised.


                                       A-1